                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the issuance of shares of the Corporation's Common Stock pursuant to the merger agreement among Southern New England Telecommunications Corporation, the Corporation, and SBC (CT), Inc., dated January 4, 1998; and

     WHEREAS, the undersigned is an officer and a director of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Roger W. Wohlert, or any one of them, all of the City of San Antonio and State of Texas, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Corporation, to execute and file such Registration Statement, and thereafter to execute and file any and all amended supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand the date set forth below.

/s/ EDWARD E. WHITACRE, JR.                      January 30, 1998
--------------------------------------------     --------------------------------------------
Edward E. Whitacre, Jr.                          Date
Chairman of the Board, and
Chief Executive Officer

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the issuance of shares of the Corporation's Common Stock pursuant to the merger agreement among Southern New England Telecommunications Corporation, the Corporation, and SBC (CT), Inc., dated January 4, 1998; and

     WHEREAS, the undersigned is an officer and a director of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Roger W. Wohlert, or any one of them, all of the City of San Antonio and State of Texas, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Corporation, to execute and file such Registration Statement, and thereafter to execute and file any and all amended supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand the date set forth below.

/s/ ROYCE S. CALDWELL                            January 30, 1998
--------------------------------------------     --------------------------------------------
Royce S. Caldwell                                Date
President -- SBC Operations and Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the issuance of shares of the Corporation's Common Stock pursuant to the merger agreement among Southern New England Telecommunications Corporation, the Corporation, and SBC (CT), Inc., dated January 4, 1998; and

     WHEREAS, the undersigned is a director of the Corporation;

     NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Roger W. Wohlert, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's offices and capacities in the Corporation, to execute and file such Registration Statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand the date set forth below.

         /s/ CLARENCE C. BARKSDALE               January 30, 1998
--------------------------------------------     --------------------------------------------
           Clarence C. Barksdale                 Date
                  Director

            /s/ JAMES E. BARNES                  January 30, 1998
--------------------------------------------     --------------------------------------------
              James E. Barnes                    Date
                  Director

          /s/ AUGUST A. BUSCH III                January 30, 1998
--------------------------------------------     --------------------------------------------
            August A. Busch III                  Date
                  Director

           /s/ RUBEN R. CARDENAS                 January 30, 1998
--------------------------------------------     --------------------------------------------
             Ruben R. Cardenas                   Date
                  Director

            /s/ WILLIAM P. CLARK                 January 30, 1998
--------------------------------------------     --------------------------------------------
              William P. Clark                   Date
                  Director

           /s/ MARTIN K. EBY, JR.                January 30, 1998
--------------------------------------------     --------------------------------------------
             Martin K. Eby, Jr.                  Date
                  Director

           /s/ HERMAN E. GALLEGOS                January 30, 1998
--------------------------------------------     --------------------------------------------
             Herman E. Gallegos                  Date
                  Director

              /s/ JESS T. HAY                    January 30, 1998
--------------------------------------------     --------------------------------------------
                Jess T. Hay                      Date
                  Director

             /s/ BOBBY R. INMAN                  January 30, 1998
--------------------------------------------     --------------------------------------------
               Bobby R. Inman                    Date
                  Director

           /s/ CHARLES F. KNIGHT                 January 30, 1998
--------------------------------------------     --------------------------------------------
             Charles F. Knight                   Date
                  Director

              /s/ MARY S. METZ                   January 30, 1998
--------------------------------------------     --------------------------------------------
                Mary S. Metz                     Date
                  Director

         /s/ HASKELL M. MONROE, JR.              January 30, 1998
--------------------------------------------     --------------------------------------------
           Haskell M. Monroe, Jr.                Date
                  Director

               /s/ TONI REMBE                    January 30, 1998
--------------------------------------------     --------------------------------------------
                 Toni Rembe                      Date
                  Director

           /s/ S. DONLEY RITCHEY                 January 30, 1998
--------------------------------------------     --------------------------------------------
             S. Donley Ritchey                   Date
                  Director

          /s/ RICHARD M. ROSENBERG               January 30, 1998
--------------------------------------------     --------------------------------------------
            Richard M. Rosenberg                 Date
                  Director

           /s/ PATRICIA P. UPTON                 January 30, 1998
--------------------------------------------     --------------------------------------------
             Patricia P. Upton                   Date
                  Director